UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 21, 2011

Date of Report (Date of earliest event reported)

Zynga Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35375	42-1733483
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

699 Eighth Street

San Francisco, CA 94103

(Address of principal executive offices, including zip code)

(855) 449-9642

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Certificate of Incorporation or Bylaws

Amendment and Restatement of Certificate of Incorporation

On December 21, 2011, Zynga Inc. (the “Company”) filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the Company’s initial public offering of shares of its Class A common stock. As described in the Registration Statement on Form S-1 (File No. 333-175298), the Company’s board of directors and stockholders previously approved the Restated Certificate to be effective upon the closing of the initial public offering.

The Restated Certificate amends and restates in its entirety the Company’s certificate of incorporation to, among other things:

•

eliminate all references to the various series of preferred stock that were previously authorized except for 2,000,000 shares of undesignated preferred stock that may be issued, and with terms to be set, by the Company’s board of directors, which rights could be senior to those of the Company’s common stock;

•	eliminate class and/or series rights to elect members of the board of directors;

•	permit the size of the board of directors to be fixed by resolution adopted by a majority of the board of directors; and

•

provide that special meetings of the stockholders may be called, prior to the final conversion date of the Class B common stock and Class C common stock (the “Final Conversion Date”), by at least 30% of the voting power of the Class A common stock, Class B common stock and Class C common stock, voting together as a single class.

The foregoing description is qualified in its entirety by reference to the Restated Certificate, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amendment and Restatement of Bylaws

Effective as of December 21, 2011, the Company adopted amended and restated bylaws (the “Restated Bylaws”) in connection with the closing of the Company’s initial public offering of shares of its Class A common stock. The Company’s board of directors and stockholders previously approved the Restated Bylaws to be adopted in connection with, and to be effective upon, the closing of the Company’s initial public offering.

The Restated Bylaws amend and restate in its entirety the Company’s bylaws to, among other things:

•	permit the size of the board of directors to be fixed by resolution adopted by a majority of the board of directors;

•	require the advance notice for nominations for election to the board of directors or for proposing matters that can be acted upon at a stockholders’ meeting;

•

provide that special meetings of the stockholders may be called, prior to the Final Conversion Date, by at least 30% of the voting power of the Class A common stock, Class B common stock and Class C common stock, voting together as a single class;

•	include the Final Conversion Date at which point certain rights of the stockholders, including to take action by written consent in lieu of a meeting, are eliminated;

•	require that the number of directors constituting the board of directors is fixed in accordance with the Company’s certificate of incorporation; and

•	eliminate certain provisions relating to CEO succession matters and the related notice and approval requirements.

The foregoing description is qualified in its entirety by reference to the Company’s amended and restated bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are filed with this report on Form 8-K:

Exhibit Number	Description

3.1	Sixteenth Amended and Restated Certificate of Incorporation of Zynga Inc.

3.2(1)	Amended and Restated Bylaws of Zynga Inc.

(1)	Previously filed as Exhibit 3.4 to Amendment No. 6 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-175298), filed with the Commission on November 17, 2011, and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zynga Inc.

Date: December 21, 2011	By:	/s/ Reginald D. Davis
Reginald D. Davis
General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

3.1	Sixteenth Amended and Restated Certificate of Incorporation of Zynga Inc.

3.2(1)	Amended and Restated Bylaws of Zynga Inc.

(1)	Previously filed as Exhibit 3.4 to Amendment No. 6 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-175298), filed with the Commission on November 17, 2011, and incorporated by reference herein.